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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             October 13, 1997


                      DONALDSON, LUFKIN & JENRETTE, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
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        (State or other jurisdiction of incorporation or organization)

        1-6862                                                 13-1898818
-------------------------                               ----------------------
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


  140 Broadway, New York, New York                              10005
---------------------------------------                 ----------------------
(Address of principal executive office)                      (Zip Code)

      Registrant's telephone number, including area code: (212) 504-3000





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Item 5. Other Events
--------------------

         A press release concerning third quarter financial results dated October 13, 1997 issued by Donaldson, Lufkin & Jenrette, Inc. is filed herewith as an exhibit hereto and the information concerning the Company contained therein is hereby incorporated in its entirety by reference herein.

         (c)   Exhibit
               -------

    Exhibit 99.1         Press release dated October 13, 1997




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Donaldson, Lufkin & Jenrette, Inc.




                                       /s/ Anthony F. Daddino
                                       ---------------------------------------
                                       Anthony F. Daddino
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (On behalf of the Registrant and as
                                       Principal Financial Officer)


October 15, 1997